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Dynamic Credit Collateral Analysis
WMLT 2005-WMC1

***Use only the collateral supporting the tranche we are buying***

***Column D uses total collateral supporting tranche as a denominator, all other rows use ROW TOTALS as a denominator***

I. FICO and LTV

                                Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High   LTV   Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV     GWAC    % SFD   % PUD  % Owner Occ
--------  ---------   ---   ----------------  ---------------    ----     ---      ---     ----    -----   -----  -----------
 500        524      > 65%        2.98         13,686,390.70     512       40     78.55    8.203   82.29   10.71    100.00
 525        574      > 65%        7.67         35,271,312.49     557     41.42      82     7.663   82.31   8.23      97.92
 575        599      > 65%       11.74         53,988,666.52     589     41.13    82.87    7.227   73.16   15.41     97.95
 600        619      > 70%       18.76         86,255,646.01     609     41.75     84.1    7.318   73.80   14.24     97.22
 620        639      > 70%       19.46         89,506,541.13     629     40.73    83.48    7.16    75.31   11.19     95.84
 640        659      > 70%       22.40         103,004,103.49    649     41.98    83.61    7.066   65.12   16.40     95.90
 660        679      > 80%        7.00         32,202,589.26     668     40.32    93.21    7.84    63.19   15.37     93.41
 680        699      > 80%        3.66         16,812,700.85     688     39.57     94.3    8.168   75.85   8.29      90.49
 700        724      > 80%        3.31         15,212,710.94     710     40.44    94.11    8.053   72.60   7.89      85.11
 725        749      > 80%        1.99          9,131,633.41     737     42.33    94.55    7.995   66.48   9.92      88.20
 750        max      > 90%        1.05          4,829,231.48     772      42.4    99.18    8.957   49.57   11.01     84.37

                                                                                                       % With
FICO Low  FICO High   LTV   % Investor % 2+ family  % Full Doc  % Ltd Doc  % No Doc % MI  % Int Only   Seconds
--------  ---------   ---   ---------- -----------  ----------  ---------  -------- ----  ----------   -------
 500        524      > 65%     0.00        0.65        56.45      21.45      0.00    0       0.00         0
 525        574      > 65%     1.18        3.67        51.63      23.57      0.00    0       2.34         0
 575        599      > 65%     0.72        2.31        59.40      19.52      0.00    0      11.39      7.17
 600        619      > 70%     1.05        3.60        39.63      16.23      0.00    0      13.74     10.78
 620        639      > 70%     2.17        4.26        33.21      18.86      0.00    0      20.31     11.26
 640        659      > 70%     3.07        7.53        34.76      14.49      0.00    0      24.51     12.63
 660        679      > 80%     3.89        8.35        33.17      22.36      0.00    0      23.27     35.25
 680        699      > 80%     3.73        8.65        16.14      22.12      0.00    0      15.91      50.9
 700        724      > 80%     11.83       6.27        26.05      16.82      0.00    0      22.45     50.33
 725        749      > 80%     5.96       12.45        17.46      8.12       0.00    0      20.44     54.66
 750        max      > 90%     2.88       22.27        30.03      11.54      0.00    0       0.00     83.07

II. LTV and DTI

                                 Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
LTV Low     LTV High  DTI    Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV     GWAC    % SFD  % PUD  % Owner Occ
-------     --------  ---    ----------------  ---------------    ----     ---      ---     ----    -----  -----  -----------
 70.00%       79.99%  > 50%        17.53         6,791,447.44     635     53.42    74.54    6.736   40.93  32.37     91.17
 80.00%       84.99%  > 50%        45.93        17,795,146.23     643     53.37    80.14    6.649   65.20  13.36     92.41
 85.00%       89.99%  > 50%         5.96         2,308,164.52     609     52.93      85     6.982   70.73  0.00      97.42
 90.00%       94.99%  > 50%        12.89         4,992,971.92     647     53.94    90.44    7.002   79.66  0.00      73.08
 95.00%       99.99%  > 50%        10.95         4,241,299.26     633     53.52    95.15    7.636   44.20  25.70     78.33
100.00%      109.99%  > 50%         6.74         2,610,830.21     651     53.81     100     9.925   62.99  23.06     93.73
110.00%          max  > 50%

                                                                                                         % With
LTV Low     LTV High  DTI    % Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  Seconds
-------     --------  ---    ----------  -----------  ----------  ---------  --------  ----  ----------  -------
 70.00%       79.99%  > 50%     8.83        15.06        41.02      34.46      0.00     0       0.00        0
 80.00%       84.99%  > 50%     3.91         5.88        58.96      19.48      0.00     0      12.57        0
 85.00%       89.99%  > 50%     2.58         0.00        74.90      22.52      0.00     0       0.00        0
 90.00%       94.99%  > 50%     13.40       14.01        72.46      6.00       0.00     0      12.29     1.21
 95.00%       99.99%  > 50%     17.23       10.84        45.09      54.91      0.00     0      12.99     1.12
100.00%      109.99%  > 50%     0.00         2.25        48.44      30.11      0.00     0       0.00      100
110.00%          max  > 50%

III. DTI and FICO

                                   Row - %           Wtd Avg    Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
DTI Low     DTI High   FICO  Total Collateral  Curr. Bal./Loan  FICO     DTI      LTV       GWAC    % SFD   % PUD   % Owner Occ
-------     --------   ----  ----------------  ---------------  ----     ---      ---       ----    -----   -----   -----------
 20.00%     29.99%    < 550         0.8         3,615,596.46    522      25.87    76.79      8.108   80.93   12.28      97.32
 30.00%     34.99%    < 600         2.52       11,359,490.70    563      32.55    78.76      7.554   86.07   8.34       94.47
 35.00%     39.99%    < 675         17.3       78,081,143.58    625      37.14    81.24      7.159   74.19   13.80      97.44
 40.00%     44.99%    < 675        27.27       123,081,605.53   623      42.28    81.69      7.16    72.53   13.26      97.31
 45.00%     49.99%    < 700        34.88       157,392,257.61   631      46.86    81.81      7.186   70.93   15.74      96.88
 50.00%     54.99%    < 750        14.91       67,300,466.68    637        51     82.72      7.148   68.11   10.57      95.25
    56%        max    < 750         2.32       10,449,805.65    633      56.32    82.98      6.849   49.77   17.82      75.96

                                                                                                        % With
DTI Low     DTI High   FICO  % Investor  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only  Seconds
-------     --------   ----  ----------  -----------  ----------  ---------  --------  ----  ----------  -------
 20.00%     29.99%    < 550      2.68         2.68        45.95      34.31      0.00     0       0.00        0
 30.00%     34.99%    < 600      3.48         0.00        58.64      10.88      0.00     0       0.00     1.27
 35.00%     39.99%    < 675      2.30         4.67        32.13      16.28      0.00     0      23.46      9.7
 40.00%     44.99%    < 675      1.67         5.74        37.01      15.56      0.00     0      22.15     9.44
 45.00%     49.99%    < 700      1.59         4.62        34.20      14.00      0.00     0      16.38    10.24
 50.00%     54.99%    < 750      2.75         7.50        40.88      19.08      0.00     0      11.06     9.09
    56%        max    < 750      15.86       10.64        56.49      35.83      0.00     0       5.34     5.49

IV. LIMITED AND STATED DOC

                         Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV     GWAC    % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------    ----     ---      ---     ----    -----  -----  -----------  ----------
500        524             3.17          3,934,565.80     513     39.34    74.51    7.94    74.83  10.98     92.13        7.87
525        574             7.47          9,278,465.13     555     39.29    81.55    7.733   80.56  6.43      97.97        0.00
575        599             9.01         11,188,124.03     589     38.37    81.46    6.845   73.33  19.37     99.11        0.00
600        619            12.15         15,082,561.20     610     42.02    83.12    7.023   70.71  23.74     97.65        2.35
620        639            14.56         18,078,894.73     629     39.25    82.18    6.823   71.31  12.79     96.45        3.55
640        659            12.13         15,062,665.39     649     42.78    83.62    6.867   57.99  27.06     90.82        7.61
660        679            15.47         19,202,677.99     668      35.2     84.6    6.567   65.32  13.58     93.02        3.71
680        699            10.86         13,478,479.10     688      39.5    81.94    6.402   75.58  7.54      98.06        0.00
700        724             6.89          8,558,311.56     711     40.26    83.73    6.284   73.33  9.23      95.16        2.99
725        749             4.38          5,441,468.66     736     35.19    80.05    6.306   41.75  16.70     87.05        2.75
750        max             3.89          4,824,213.49     773     35.18    78.03    6.148   77.14  5.01      97.11        2.89

FICO Low  FICO High  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only   % CA   % NY   % FL
--------  ---------  -----------  ----------  ---------  --------  ----  ----------   ----   ----   ----
500        524           2.27        0.00      100.00      0.00     0       0.00     52.63   0.00  28.32
525        574           7.30        0.00      100.00      0.00     0       1.85     45.72   0.00  20.54
575        599           0.00        0.00      100.00      0.00     0      28.36     65.78   0.00  10.91
600        619           0.00        0.00      100.00      0.00     0      22.28     42.90   2.49   5.38
620        639           3.97        0.00      100.00      0.00     0      37.67     60.23   0.00   3.38
640        659           7.97        0.00      100.00      0.00     0      28.98     67.72   0.00   8.60
660        679           6.46        0.00      100.00      0.00     0      48.08     61.23   0.00   2.39
680        699           3.50        0.00      100.00      0.00     0      32.35     56.19   0.00   8.10
700        724           4.12        0.00      100.00      0.00     0      50.19     58.33   8.08   0.00
725        749          25.12        0.00      100.00      0.00     0      42.48     61.93   0.00   2.43
750        max           0.00        0.00      100.00      0.00     0      31.29     78.84   0.00   0.00

V. High LTV LOANS

                          Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
LTV           LTV     Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC    % SFD   % PUD  % Owner Occ  % Investor
---           ---     ----------------  ---------------    ----     ---      ---      ----    -----   -----  -----------  ----------
 80.00%       89.99%     62.22          439,986,719.85   657.00   41.10    80.59     6.64    69.48   14.20     95.59        1.39
 90.00%       94.99%      7.79          55,069,995.44    639.00   40.33    90.29     7.12    78.29   10.52     87.07        10.59
 95.00%       99.99%      4.79          33,901,897.18    635.00   41.60    95.15     7.92    65.10   11.16     89.13        2.34
100.00%      109.99%      9.50          67,203,659.72    666.00   41.42    100.00    10.01   68.94   14.80     96.58        0.06
110.00%          max

LTV           LTV     % 2+ family  % Full Doc  % Ltd Doc  % No Doc   % MI  % Int Only    % CA   % NY    % FL   2/28    3/27  5/25
---           ---     -----------  ----------  ---------  --------   ----  ----------    ----   ----    ----   ----    ----  ----
 80.00%       89.99%     5.48        31.63      16.98      0.00     0.00    30.94      46.83   4.87    6.04     85.8  3.85   3.82
 90.00%       94.99%     7.84        43.21      22.40      0.00     0.00    18.88      43.43   7.15    7.14    79.96  4.99   2.67
 95.00%       99.99%     8.99        51.18      26.26      0.00     0.00    16.73      30.19   7.92   11.37     75.8  1.82   1.11
100.00%      109.99%     4.76        25.09      14.70      0.00     0.00     0.00      46.35   5.08    5.05     0.95     0      0
110.00%          max

VI. IO LOANS

                          Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low   FICO High  Total Collateral  Curr. Bal./Loan    FICO     DTI      LTV      GWAC   % SFD   % PUD  % Owner Occ  % Investor
--------   ---------  ----------------  ---------------    ----     ---      ---      ----   -----   -----  -----------  ----------
 500        524
 525        574             0.50           825,200.00     557.00   45.83    78.11     6.41   100.00  0.00     100.00        0.00
 575        599             4.14          6,845,451.50    591.00   42.36    80.07     6.69   81.44   12.46     98.54        0.00
 600        619             7.43         12,292,097.00    609.00   41.17    82.45     6.45   83.31   9.51      97.20        0.00
 620        639            11.44         18,915,685.06    630.00   38.83    80.07     6.29   77.05   15.30     99.48        0.00
 640        659            15.27         25,248,897.44    649.00   39.35    81.02     6.24   64.82   17.43    100.00        0.00
 660        679            22.53         37,250,249.61    669.00   37.50    80.81     6.40   64.21   21.54     99.45        0.00
 680        699            12.57         20,787,483.54    689.00   40.62    81.13     6.33   75.14   17.08     96.61        0.00
 700        724            11.69         19,322,510.83    711.00   40.19    81.24     6.26   73.06   16.89     94.49        0.88
 725        749             9.25         15,293,226.20    737.00   40.02    79.66     6.06   70.03   14.79     95.97        0.00
 750        max             5.18          8,558,118.00    773.00   41.75    80.27     6.24   58.89   8.02      96.59        0.00

FICO Low   FICO High  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only   % CA  % NY    % FL   2 yr IO  3 yr IO 5 yr IO
--------   ---------  -----------  ----------  ---------  --------  ----  ----------   ----  ----    ----   -------  ------- -------
 500        524
 525        574           0.00        79.25      20.75      0.00    0.00    100.00    31.99  47.26  20.75      0        0       100
 575        599           0.00        53.65      46.35      0.00    0.00    100.00    63.68  5.03    3.47      0        0     94.54
 600        619           3.36        61.83      27.34      0.00    0.00    100.00    63.62  3.36    0.00      0        0     93.44
 620        639           0.00        61.17      36.00      0.00    0.00    100.00    52.77  11.57   4.96      0        0     90.11
 640        659           3.62        62.74      17.29      0.00    0.00    100.00    63.62  1.63    3.06      0        0     87.11
 660        679           0.00        24.21      24.79      0.00    0.00    100.00    65.15  2.97    4.57      0        0     93.29
 680        699           0.00        22.98      20.98      0.00    0.00    100.00    52.62  6.26    3.06      0        0     96.83
 700        724           0.00        23.90      22.23      0.00    0.00    100.00    66.10  2.78    0.00      0        0     92.26
 725        749           3.14        26.30      15.12      0.00    0.00    100.00    71.31  4.70    0.86      0        0     94.47
 750        max           9.86        36.29      17.64      0.00    0.00    100.00    83.23  0.00    0.00      0        0     96.15

VII. SECOND LIEN LOANS (IF ANY)

                         Row - %           Wtd Avg      Wtd Avg  Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Total Collateral  Curr. Bal./Loan    FICO     DTI      CLTV     GWAC    % SFD  % PUD  % Owner Occ  % Investor
--------  ---------  ----------------  ---------------    ----     ---      ----     ----    -----  -----  -----------  ----------
 500       524
 525       574
 575       599             5.30          3,870,559.59    590.00   41.96    99.61     10.74   75.16  17.97    100.00        0.00
 600       619            12.74          9,301,771.99    610.00   42.28    99.46     10.81   71.20  15.99     99.24        0.00
 620       639            13.80         10,079,386.56    630.00   40.44    98.87     10.36   77.00  11.19     99.37        0.00
 640       659            17.81         13,007,282.37    650.00   42.06    99.68     10.17   67.54  16.18    100.00        0.00
 660       679            15.54         11,349,978.96    669.00   39.82    99.58     10.03   64.79  18.14    100.00        0.00
 680       699            11.72          8,558,189.30    689.00   42.20    99.75     9.72    72.68  12.58     92.90        0.00
 700       724            10.48          7,655,997.18    710.00   41.45    99.80     9.43    70.43  13.07     93.41        0.50
 725       749             7.01          5,117,837.57    737.00   41.36    98.40     9.39    54.71  16.07     86.66        2.93
 750       max             5.60          4,086,006.98    770.00   41.97    99.76     9.19    52.39  13.02     84.93        0.00

FICO Low  FICO High  % 2+ family  % Full Doc  % Ltd Doc  % No Doc  % MI  % Int Only   % CA  % NY   % FL
--------  ---------  -----------  ----------  ---------  --------  ----  ----------   ----  ----   ----
 500       524
 525       574
 575       599           0.00        78.53      11.95      0.00    0.00     0.00     29.60  4.76  11.23
 600       619           1.14        31.58      17.12      0.00    0.00     0.00     32.11  5.30   4.20
 620       639           1.63        28.90      18.44      0.00    0.00     0.00     38.85  9.76   6.49
 640       659           5.90        26.63      12.78      0.00    0.00     0.00     53.66  1.67   3.37
 660       679           1.74        18.12      15.56      0.00    0.00     0.00     51.34  5.33   5.54
 680       699           7.43        10.81      14.93      0.00    0.00     0.00     47.40  4.80   6.07
 700       724           7.90        13.91      11.68      0.00    0.00     0.00     54.01  8.34   3.63
 725       749          17.35        9.29       14.49      0.00    0.00     0.00     52.46  3.33   6.41
 750       max          14.33        22.80      10.23      0.00    0.00     0.00     57.08  0.00   3.37

VIII. MANUFACTURED HOME LOANS (IF ANY)

                         Row - %          Wtd Avg     Wtd Avg Wtd Avg Wtd Avg Wtd Avg
FICO Low  FICO High  Total Collateral Curr. Bal./Loan   FICO    DTI     LTV    GWAC   % SFD % PUD % Owner Occ % Investor % 2+ family
--------  ---------  ---------------- ---------------   ----    ---     ---    ----   ----- ----- ----------- ---------- -----------
 500       524
 525       574
 575       599
 600       619
 620       639
 640       659
 660       679
 680       699
 700       724
 725       749
 750       max

                                                                    %        % Single
FICO Low  FICO High  % Full Doc % Ltd Doc % No Doc % MI % Int Only Land/Home    wide  % CA % NY % FL 2/28 3/27 5/25
--------  ---------  ---------- --------- -------- ---- ---------- ---------    ----  ---- ---- ---- ---- ---- ----
 500       524
 525       574
 575       599
 600       619
 620       639
 640       659
 660       679
 680       699
 700       724
 725       749
 750       max